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Exhibit 10.12

AMENDMENT NO. 2
TO
REINSURANCE AND POOLING AGREEMENT

        WHEREAS, Zenith Insurance Company ("Zenith"), CalFarm Insurance Company ("CalFarm"), ZNAT Insurance Company ("ZNAT"), and Zenith Star Insurance Company ("Zenith Star") have previously entered into a Reinsurance and Pooling Agreement effective October 1, 1993; and

        WHEREAS, Zenith Insurance Company has recently formed and owns 100% of the outstanding common stock of Zenith Insurance Company of Florida ("Zenith/Florida"); and

        WHEREAS, Zenith/Florida desires to become a party to the aforementioned Reinsurance and Pooling Agreement;

        IN CONSIDERATION of the premises, Zenith, CalFarm, ZNAT, Zenith Star, and Zenith/Florida agree as follows:

  1.
  Effective January 1, 1997, Zenith/Florida shall become a party to the Reinsurance and Pooling Agreement, subject to all of the terms and conditions and obligations thereunder, the same as Zenith, CalFarm, ZNAT and Zenith Star.

  2.
  Article V—Proportional Shares of the Reinsurance and Pooling Agreement is amended effective January 1, 1997, as follows:

Zenith Insurance Company	77.5%
CalFarm Insurance Company	18.0%
ZNAT Insurance Company	2.0%
Zenith Star Insurance Company	.5%
Zenith Insurance Company of Florida	2.0%

        IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 2 to the Reinsurance and Pooling Agreement to be executed on its behalf on this 9th day of February, 1998.

ZENITH INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ STANLEY R. ZAX STANLEY R. ZAX President

CALFARM INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ FREDRICKA TAUBITZ FREDRICKA TAUBITZ Senior Vice President

ZNAT INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ STANLEY R. ZAX STANLEY R. ZAX President

ZENITH STAR INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ STANLEY R. ZAX STANLEY R. ZAX President

ZENITH INSURANCE COMPANY OF FLORIDA

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ STANLEY R. ZAX STANLEY R. ZAX President

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AMENDMENT NO. 2 TO REINSURANCE AND POOLING AGREEMENT